                                                                    EXHIBIT 23.2

                               CONSENT OF KPMG LLP

The Board of Directors
Fresh America Corp.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                                 /s/ KPMG LLP

Dallas, Texas
June 12, 2000